Execution Version
Exhibit 10.24(d)†
[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.
INCREASE JOINDER
TO REVOLVING LOAN AND GUARANTY AGREEMENT
This COMMITMENT INCREASE AGREEMENT, dated as of December 16, 2025 (the “Increase Agreement”) amends the Revolving Loan Guaranty Agreement dated September 26, 2024 (the “Credit Agreement”) between FRONTIER BRAND INTELLECTUAL PROPERTY, LTD., an exempted company with limited liability continued and existing under the laws of Bermuda (“Brand IP Borrower”), FRONTIER LOYALTY PROGRAMS, LTD., an exempted company with limited liability continued and existing under the laws of Bermuda (the “Loyalty IP Borrower” and, together with the Brand IP Borrower, as the context may require, the “Borrowers” and each a “Borrower”), FRONTIER AIRLINES, INC., a Colorado corporation (“Frontier”), FRONTIER AIRLINES HOLDINGS, INC., a Delaware corporation (“Frontier Airlines Holdings”), FRONTIER GROUP HOLDINGS, INC., a Delaware corporation (the “Parent” and, together with Frontier and Frontier Airlines Holdings, the “Parent Guarantors”), FRONTIER FINANCE 1, LTD., an exempted company with limited liability continued and existing under the laws of Bermuda (“HoldCo 1”), FRONTIER FINANCE 2, LTD., an exempted company with limited liability continued and existing under the laws of Bermuda (“HoldCo 2” and, together with HoldCo 1, as the context may require, the “Bermuda Guarantors” and, together with the Parent Guarantors, the “Guarantors”), each of the entities party thereto as a lender (the “Lenders”), CITIBANK, N.A., as administrative agent for the Lenders (together with its permitted successors and permitted assigns in such capacity, the “Administrative Agent”), CITIBANK, N.A. as collateral agent (in such capacity, together with its permitted successor and permitted assigns in such capacity, the “Collateral Agent”). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Credit Agreement.
WHEREAS, subject to the terms of Section 2.27 of the Credit Agreement, the Credit Agreement contemplates that the Borrowers may elect to request the establishment of one or more increases in the Commitments available thereunder by causing an Increase Joinder to be executed and delivered to the Administrative Agent; and
WHEREAS, the Borrowers wish to increase the Commitments available pursuant to the Credit Agreement by an amount equal to the aggregate Commitments set forth on the signature pages hereto (the “Incremental Commitments”).
NOW THEREFORE, each Incremental Lender identified on the signature pages to this Increase Agreement (each, an “Incremental Lender”), the Borrowers and the Administrative Agent hereby agree as follows:
SECTION 1.Incremental Commitment; Commitment Increase Effective Date. Subject to the terms and conditions hereof and of the Credit Agreement, each Incremental Lender agrees
[Increase Agreement]
#4931-7336-8709v1
|US-DOCS\167316999.3||

to provide an additional Commitment in the amount set forth opposite such Incremental Lender’s name on the signature pages of this Increase Agreement (the “Commitment Increase”); provided that it is understood and agreed that any extension of credit arising from such Commitment is subject to the satisfaction of the conditions set forth in Section 4.02 of the Credit Agreement.
SECTION 2.Amendments to Credit Agreement and Loan Documents. Effective as of the Increase Effective Date (as defined below), the Incremental Commitment shall be a “Commitment” under the Loan Documents.
SECTION 3.Representations and Warranties of the Borrowers. The Borrowers hereby certify that: (A) each of the conditions set forth in Section 4.02 of the Credit Agreement applicable to the Commitment Increase has been satisfied on or prior to the Increase Effective Date; (B) no Default or Event of Default has occurred and is continuing or would result from giving effect to the Commitment Increase on such Increase Effective Date; and (C) after giving pro forma effect to the Commitment Increase, the LTV Ratio does not exceed the LTV Maximum Threshold.
SECTION 4.Conditions to Effectiveness. The Commitment Increase Effective Date for the Commitment Increase contemplated by this Increase Agreement shall become effective on the date when each of the following conditions have been satisfied (the “Increase Effective Date”):
(a)a copy of this Increase Agreement signed by each Incremental Lender, the Borrowers and the Administrative Agent; and
(b)the Borrower has paid to the Incremental Lender an upfront fee of [***] in connection with the Incremental Commitments.
SECTION 5.Amendment Limited. This Increase Agreement is limited as specified herein and shall not, other than as expressly set forth herein, constitute a modification, acceptance or waiver of any other provision of the Credit Agreement. The terms and conditions of the Credit Agreement, as amended by this Increase Agreement, constitute the entire agreement and understanding of the parties hereto with respect to its subject matter and supersede all oral communications and prior writings with respect thereto.
SECTION 6.Reallocation. Each Incremental Lender agrees to make payments in accordance with instructions from the Administrative Agent in order to give effect to the reallocation of any outstanding Loans pursuant to Section 2.27(d) of the Credit Agreement.
SECTION 7.Loan Document. This Increase Agreement shall be a Loan Document. The provisions of Section 10.04, 10.05, 10.09, 10.12, 10.15 and 10.16 of the Credit Agreement shall apply to this Increase Agreement, mutatis mutandis.
SECTION 8.Confirmations. Each of the Loan Parties confirms and agrees that this Increase Agreement shall not alter the economic and financial terms and conditions of the Transaction Documents as concerns the rights and obligations of the Senior Secured Parties. The financial and other obligations, duties or liabilities of the Senior Secured Parties shall not be increased, nor shall the rights and benefits of the Senior Secured Parties under the Transaction Documents be reduced as a result of this Increase Agreement or the transactions contemplated thereby. Each Loan Party (i) hereby consents to the amended Credit Agreement, (ii) hereby ratifies and reaffirms each pledge and grant to the Collateral Agent for the benefit of the Senior Secured Parties of a lien on, or security interest in, its respective Collateral (as defined in the Collateral Documents) to secure the Senior Secured Debt Obligations (as defined in the
[Increase Agreement]
#4931-7336-8709v1
|US-DOCS\167316999.3||

Collateral Agency and Accounts Agreement) and (iii) confirms and ratifies that all of its obligations (including, without limitation, guarantees) under the Transaction Documents and the liens and security interests granted by it under any Collateral Document to which it is a party shall continue in full force and effect in favor of the Collateral Agent for the benefit of the Senior Secured Parties (as defined therein) with respect to the Transaction Documents.
SECTION 9.Guaranty Confirmation. Each of the Guarantors acknowledge and agree that the transactions contemplated herein shall not affect the Guaranteed Obligations or their obligations under the Transaction Documents as amended hereby, as applicable, and that such obligations shall remain in full force and effect as amended by the transactions contemplated herein.
SECTION 10.GOVERNING LAW. THIS INCREASE AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
SECTION 11.Counterparts. This Increase Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall constitute an original for all purposes, but all such counterparts taken together shall constitute but one and the same instrument. Any signature delivered by a party by facsimile or .pdf electronic transmission shall be deemed to be an original signature thereto.
SECTION 12.[Signature Pages Follow]
[Increase Agreement]
#4931-7336-8709v1
|US-DOCS\167316999.3||

IN WITNESS WHEREOF, the undersigned has caused this Increase Agreement to be duly executed and delivered by its duly authorized officer as of the date first above written.

FRONTIER BRAND INTELLECTUAL PROPERTY, LTD., a Bermuda exempted company

By:    /s/ Howard M. Diamond
Name: Howard M. Diamond
Title: Director

FRONTIER LOYALTY PROGRAMS, LTD., a Bermuda exempted company
By:    /s/ Howard M. Diamond
Name: Howard M. Diamond
Title: Director

[Signature Page to Increase Agreement]

#4931-7336-8709v1

FRONTIER AIRLINES, INC., a Colorado corporation

By:    /s/ Howard M. Diamond
Name: Howard M. Diamond
Title: Executive Vice President, Legal and Corporate Affairs; Corporate Secretary

FRONTIER GROUP HOLDINGS, INC., a Delaware corporation

By:    /s/ Howard M. Diamond
Name: Howard M. Diamond
Title: Executive Vice President, Legal and Corporate Affairs; Corporate Secretary

FRONTIER AIRLINES HOLDINGS, INC., a Delaware corporation
By:    /s/ Howard M. Diamond
Name: Howard M. Diamond
Title: Executive Vice President, Legal and Corporate Affairs; Corporate Secretary

[Signature Page to Increase Agreement]

#4931-7336-8709v1

FRONTIER FINANCE 1, LTD., a Bermuda exempted company

By:    /s/ Howard M. Diamond
Name: Howard M. Diamond
Title: Director
FRONTIER FINANCE 2, LTD., a Bermuda exempted company

By:    /s/ Howard M. Diamond
Name: Howard M. Diamond
Title: Director

[Signature Page to Increase Agreement]

#4931-7336-8709v1

INCREMENTAL COMMITMENT    MORGAN STANLEY SENIOR FUNDING, INC,
US $15,000,000    as Incremental Lender

By: /s/ Michael King
Name: Michael King
Title: Vice President

[Signature Page to Increase Agreement]

#4931-7336-8709v1

CITIBANK, N.A., as Administrative Agent
By:     /s/ Albert Mari, Jr.
Name: Albert Mari, Jr.
Title: Senior Trust Officer

[Signature Page to Increase Agreement]
#4931-7336-8709v1